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                                                                    EXHIBIT 10.4

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

           AMENDMENT TO FIRST AMENDMENT TO PROGRAM AGREEMENTS (BAGEL)

     This Amendment to First Amendment to Program Agreements ("Amendment") amends the Underwriting, Origination, and Loan Term Guidelines attached as Exhibit A to the First Amendment to Program Agreements (BAGEL), dated as of March 1, 2002 ("BAGEL Program Guidelines"), and is by and among Bank of America, National Association ("Program Lender"), The First Marblehead Corporation ("FMC") and The Education Resources Institute, Inc. ("TERI"). This Amendment is dated effective as of the effective date of the First Amendment to Program Agreements (BAGEL).

     WHEREAS the BAGEL Program Guidelines include in Schedule C thereto "cumulative education debt limits" for the bar and medical residency loans of $[**] and $[**], respectively; and

     WHEREAS such limits should be stated only as program limits and the amount of bar and residency loans should be included in cumulative education debt limits in the "Medical" and "Law" categories, respectively;

     NOW, THEREFORE the parties hereto agree as follows:

     (1) Schedule C to the BAGEL Program Guidelines is amended as shown in the attached Schedule C.
     (2) In all other respects the First Amendment to Program Agreements (BAGEL) shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date specified above.

                                         THE EDUCATION RESOURCES INSTITUTE, INC.

                                         By: /s/ Lawrence W. O'Toole
                                             ---------------------------------
                                         Its: President


                                         BANK OF AMERICA, N.A.

                                         By: /s/ Kathy Cannon
                                             ---------------------------------
                                         Its: Senior Vice President


                                         THE FIRST MARBLEHEAD CORPORATION

                                         By: /s/ Ralph James
                                             ---------------------------------
                                         Its: President

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                                   SCHEDULE C
                             BANK OF AMERICA GATE(R)
                   GRADUATE EDUCATION LOAN PROGRAM DEFINITIONS
                                 GENERIC SCHOOLS

ELIGIBILITY:

- [**](1)

     A. [**] STUDENT APPLICANT [**].

          [**]

     B. [**] STUDENT APPLICANT [**].
          [**]

     C. [**] STUDENT APPLICANT
          [**] STUDENT APPLICANT [**]
          [**]

          [**] requirements [**]:

          [**]

PARTICIPATING SCHOOLS:

     An eligible school is [**]

     In order to receive TERI approval, [**]
          [**]

          [**]

     Participating Schools will [**]

LIMITS:
     [**]

REPAYMENT:

Repayment [**]

DEFERMENT OPTIONS:

[**]

INTEREST RATES:

     Interest rates are set forth in Exhibit K to the Guaranty Agreement; Exhibit K is incorporated herein by reference.

(1) [**]


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FEES:

     Origination and Guaranty fees are set forth in Exhibit K to the Guaranty Agreement.

PROGRAM CODES:

[**]